Name of Registrant:		VALIC Co. I
Name of Fund:			Small Cap Fund
Name of Sub Advisor		JP Morgan Inv Mgmt Inc

Name of Issuer  		PQ Group Holdings, Inc.

Title of Security		Equity


Date of First Offering		9/29/2017

Amount of Total Offering		 507,500,000

Unit Price		$17.50

Underwriting Spread or Commission		$0.83

Rating					N/A

Maturity Date				N/A

Current Yield				N/A

Yield to Maturity			N/A

Total Par Value of Bonds Purchased 	N/A

Dollar Amount of Purchases		$430,675.00

Number of Shares Purchased		24,610

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.085%
by Portfolio

Percentage of Portfolio assets                  0.236%
applied to purchases

Percentage of offering purchased		3.26%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley


Underwriting Syndicate Members	Morgan Stanley
				Goldman Sachs & Co
				Citigroup
				Credit Suisse
				JP Morgan Securities
				Jefferies
				Deutsche Bank
				KeyBanc Capital Markets
				Evercore Group
				Nomura Securities



Name of Registrant:		VALIC Co. I
Name of Fund:			Small-Mid Growth Fund
Name of Sub Advisor		Goldman Sachs

Name of Issuer  		Sea Ltd

Title of Security		Sea Limited-ADR


Date of First Offering		10/20/2017

Amount of Total Offering		 58,960,000

Unit Price		$15.00

Underwriting Spread or Commission		$0.75

Rating					N/A

Maturity Date				N/A

Current Yield				N/A

Yield to Maturity			N/A

Total Par Value of Bonds Purchased 	N/A

Dollar Amount of Purchases		$238,845.00

Number of Shares Purchased		15,923

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0271%
by Portfolio

Percentage of Portfolio assets                  0.2094%
applied to purchases

Percentage of offering purchased		1.6691%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley


Underwriting Syndicate Members	Morgan Stanley
				Goldman Sachs
				Cathay Securities
				Citigroup
				CLSA Ltd
				Cowen & Co
				Credit Suisse
				DBS Bank, Ltd
				Nomura Securities
				Piper Jaffray
				PT Mandiri Sekuritas
				Stifel Nicolaus & Co
				Tudor, Pickering, Holt
				Viet Capital


Name of Registrant:		VALIC Co. I
Name of Fund:			Small-Mid Growth Fund
Name of Sub Advisor		Goldman Sachs

Name of Issuer  		National Vision Holdings Inc

Title of Security		National Vision Holdings Inc


Date of First Offering		10/26/2017

Amount of Total Offering		 15,800,000

Unit Price		$22.00

Underwriting Spread or Commission		$1.32

Rating					N/A

Maturity Date				N/A

Current Yield				N/A

Yield to Maturity			N/A

Total Par Value of Bonds Purchased 	N/A

Dollar Amount of Purchases		$21,010.00

Number of Shares Purchased		955

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0061%
by Portfolio

Percentage of Portfolio assets                  0.0185%
applied to purchases

Percentage of offering purchased		0.6269%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Merrill Lynch


Underwriting Syndicate Members	Citigroup
				Goldman Sachs
				Guggenheim Securities
				Jefferies
				KKR Capital Markets
				Macquarie Capital
				Merrill Lynch
				Mizuho Securities
				Morgan Stanley
				UBS Securities
				Wells Fargo


Name of Registrant:		VALIC Co. I
Name of Fund:			Government Securities Fund
Name of Sub Advisor		JP Morgan

Name of Issuer  		American Airlines 2017-2 AA PTT

Title of Security		Debt


Date of First Offering		7/31/2017

Amount of Total Offering		 544,644,000

Unit Price		$100.00

Underwriting Spread or Commission		1.00%

Rating					Aa3/AA

Maturity Date				10/15/2029

Current Yield				3.33%

Yield to Maturity			3.28%

Total Par Value of Bonds Purchased 	24,381,000

Dollar Amount of Purchases		$327,000.00

Number of Shares Purchased		N/A

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.060%
by Portfolio

Percentage of Portfolio assets                  0.230%
applied to purchases

Percentage of offering purchased		4.480%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs


Underwriting Syndicate Members	Goldman Sachs
				Credit Suisse
				Deutsche Bank
				Citigroup
				Morgan Stanley
				Merrill Lynch
				Barclays
				JP Morgan
				BNP Paribas
				Credit Agricole
				ICBC Standard Bank
				US Bancorp
				Academy Securities



Name of Registrant:		VALIC Co. I
Name of Fund:			Government Securities Fund
Name of Sub Advisor		JP Morgan

Name of Issuer  		FNMA REMIC 2017-M7 A2

Title of Security		Debt


Date of First Offering		6/9/2017

Amount of Total Offering		 864,530,958

Unit Price		$100.992

Underwriting Spread or Commission		Flat Fee
Rating					Aaa/AA+/AAA

Maturity Date				2/25/2027

Current Yield				2.92%

Yield to Maturity			2.78%

Total Par Value of Bonds Purchased 	505,000

Dollar Amount of Purchases		$510,010.61

Number of Shares Purchased		N/A

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.059%
by Portfolio

Percentage of Portfolio assets                  0.365%
applied to purchases

Percentage of offering purchased		1.380%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley


Underwriting Syndicate Members	Morgan Stanley
				Goldman Sachs
				JP Morgan
				Mischler Financial